UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 July 20, 2016

ADDENTAX GROUP CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206097	35-2521028
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Av. Allal Ben Abdellah, Fes, Morrocco, 3000

 (Address of principal executive offices)

17026606161

 (Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On July 12, 2016, Addentax Group Corp. (“ADDENTAX”), amended its articles of incorporation, which amendment was effectuated by ADDENTAX’s transfer agent on July 20, 2016. The certificate of amendment was filed in order to undertake a two for one forward stock split and increase its authorized shares of common stock, par value $0.001 per share, to 150,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1

Certificate of Amendment Pursuant to NRS 78.386 and 78.390, effectuating the two for one forward stock split and increasing the authorized shares of common stock of Addentax Group Corp. to 150,000,000.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 July 21, 2016

Franchise Holdings International, Inc. /S/ Otmane Tajmouati —————————————— By: Otmane Tajmouati Title: President

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Amendment Pursuant to NRS 78.386 and 78.390, effectuating the two for one forward stock split and increasing the authorized shares of common stock of Addentax Group Corp. to 150,000,000

Exhibit 3.1

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	**20160310023-98**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **07/12/2016 4:08 PM**
	Entity Number **E0547322014-8**

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ADDENTAX GROUP CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

3. Authorized Stock:
(a) FORWARD STOCK SPLIT: Effective upon the filing of this Certificate of Amendment, each one share of common stock ("Common Stock") of the corporation issued and outstanding immediately prior to such filing shall automatically be converted, without any action on the part of the holder thereof, into two shares of fully paid and nonassessable Common Stock of the corporation (the "Stock Split"). This Stock Split shall be effected on a certificate-by-certificate basis.

(b) Article 3 Shares: 150,000,000 Shares of Common Stock, Par value: $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15